                                                                   Exhibit 10.37



                                                                5600 Cottle Road
                                                       San Jose, CA   95193 0001


June 6, 2002

Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention:  Mr. Patrick Johnston

Subject:  Amendment 7 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Patrick:

This letter (the "Amendment") serves as Amendment Number 7 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:


1. Delete the table in Section 1.1, "Specifications," and replace as follows:

IBM SPECIFICATION/ATTACHMENTS     ENGINEERING CHANGE LEVEL       DESCRIPTION
(IF APPLICABLE)
--------------------------------- ------------------------------ ------------------------------
[*]                               Version 1.0                    SilkWorm 2000 Family Product
                                                                 Specification 90-0000001-01

[*]                               Dated 8/06/2001                Supplier Quality Attachment

[*]                               Version 10                     Packaging and Materials
                                                                 Handling Specification

[*]                               Dated 10/17/00                 IBM CSP Requirements

[*]                               Version 2.0                    Brocade Fabric OS
                                                                 Publication 53-0001487-03

[*]                               Version 2.1                    Brocade WebTools Reference
                                                                 Manual Publication
                                                                 53-0001490-02

[*]                               Version 2.0                    Brocade Zoning Reference
                                                                 Manual Publication
                                                                 53-0001488-02

[*]                               Version 1.0                    SilkWorm 3800 Product
                                                                 Specification --
                                                                 90-0000077-01

                                  Version TBD                    SilkWorm 3900 Product
                                                                 Specification -- TBD

                                  Version 1.0                    SilkWorm 3200 Product
                                                                 Specification
                                                                 Reference 90-0000077-01

                                  Version A                      SilkWorm 12000 Product
                                                                 Specification  79-0000001-01

                                  Dated 05/01/02                 2109-M12, CTO Training
                                                                 Workbook

                                  V. 4-09-02                     "SW12000" Port Card
                                                                 Installation Guidelines



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

     IBM P/N / NUMA-Q           BROCADE P/N               DESCRIPTION              UNIT PRICE
            P/N
---------------------------- ----------------- ---------------------------------- -------------
[*]                          [*]               8-Port Fibre                                [*]
                                               Channel Switch
                                               Single Power
                                               Supply (SW2400) Includes SES, Web
                                               tools, Zoning and Fabric Watch --
                                               whole unit switch Product

[*]                          [*]               16 Port Fibre                               [*]
                                               Channel
                                               Switch Single
                                               Power Supply
                                               (SW2800) Includes SES, Web tools,
                                               Zoning and Fabric Watch -- whole
                                               unit switch Product

[*]                          [*]               Silkworm 2000                               [*]
                                               Power Supply

[*]                          [*]               Mainboard, SW                               [*]
                                               2400 (8-port)

[*]                          [*]               Fan Tray, SW 2400                           [*]
                                               (8-port)

[*]                          [*]               Chassis, SW                                 [*]
                                               2400   (8-port)

[*]                          [*]               Mainboard, SW 2800                          [*]
                                               (16-port)

[*]                          [*]               Fan Tray, SW 2800                           [*]
                                               (16-port)

[*]                          [*]               Chassis, SW 2800                            [*]
                                               (16-port) with
                                               operator panel/
                                               LCD

[*]                          [*]               Quick Loop License                          [*]

[*]                          [*]               Fabric Watch                                [*]
                                               License

[*]                          [*]               Extended Fabrics                            [*]

[*]                          [*]               Remote Switch                               [*]

[*]                          [*]               16 Port Fibre                               [*]
                                               Channel
                                               Switch Single
                                               Power
                                               Supply (SW3800)
                                               Includes Web
                                               tools, Zoning and
                                               Fabric Watch --
                                               whole unit switch
                                               Product

                             [*]               32 Port Fibre                               [*]
                                               Channel
                                               Switch Single
                                               Power Supply
                                               (SW3900) Includes SES, Webtools,
                                               Zoning and Fabric Watch -- whole
                                               unit switch Product

[*]                          [*]               8 Port Fibre                                [*]
                                               Channel



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                               Switch Single
                                               Power Supply
                                               (SW3200)
                                               Includes Web Tools

[*]                          [*]               Full Fabric                                 [*]
                                               Upgrade Includes
                                               Zoning and Fabric
                                               Watch

[*]                          [*]               Fan (SW3800)                                [*]

[*]                          [*]               Power Supply                                [*]
                                               (SW3800)

[*]                          [*]               Mainboard FRU                               [*]
                                               (SW3800)

[*]                          [*]               Fan (SW3900)                                [*]

[*]                          [*]               Power Supply                                [*]
                                               (SW3900)

[*]                          [*]               Mainboard FRU                               [*]
                                               (SW3900)

[*]                          [*]               LUN Zoning                                  [*]

[*]                          [*]               LUN Zoning                                  [*]

[*]                          [*]               LUN Zoning                                  [*]

[*]                          [*]               Advanced Security                           [*]

[*]                          [*]               Advanced Security                           [*]

[*]                          [*]               Advanced Security                           [*]

[*]                          [*]               Performance                                 [*]
                                               Bundle  (Trunking
                                               and Performance
                                               Monitoring)

[*]                          [*]               Performance                                 [*]
                                               Bundle  (Trunking
                                               and Performance
                                               Monitoring)

[*]                          [*]               Performance                                 [*]
                                               Bundle  (Trunking
                                               and Performance
                                               Monitoring)


[*]                          [*]               32 Port Fibre                               [*]
                                               Channel Core
                                               Switch (SW12000) Includes 2
                                               Stiletto Port Blades, 2 CP
                                               Blades, 4 Power Supplies, 3
                                               Blowers, 6 Port Blade Filler
                                               Panels, 1 Cable Management
                                               Pillar, Fabric OS, Advanced Web
                                               Tools, Advanced Zoning, Fabric
                                               Watch, Performance Monitoring,
                                               Trunking.

[*]                          [*]               Rack Mounting Kit                           [*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                               14U, FRU

[*]                          [*]               Switch Blade 16                             [*]
                                               port, 2GB

[*]                          [*]               Chassis Door,                               [*]
                                               Includes Plastic
                                               and Metal door
                                               Components and
                                               IBM Front Badge

[*]                          [*]               Control Processor                           [*]
                                               Blade

[*]                          [*]               Stiletto Port                               [*]
                                               Blade Slot Filler
                                               Panel, SW12000,
                                               FRU

[*]                          [*]               Power Supply,                               [*]
                                               180-264VAC,
                                               1000W, FRU

[*]                          [*]               Blower Assembly,                            [*]
                                               FRU

[*]                          [*]               Cable Management                            [*]
                                               Pillar, FRU

[*]                          [*]               WWN Card                                    [*]

[*]                          [*]               Power Plug,                                 [*]
                                               Switch and
                                               Distribution Panel

[*]                          [*]               Chassis FRU,                                [*]
                                               includes
                                               backplane, blower
                                               and power supply
                                               backplane, AC and
                                               blower harness.

[*]                          [*]               Rear WWN Bezel                              [*]
                                               Assy

[*]                          [*]               Cable Management                            [*]
                                               Tray

[*]                          [*]               AC Power Cord, FRU                          [*]

[*]                          [*]               AC Power Cord,                              [*]
                                               UK/Ireland, 250V,
                                               FRU

[*]                          [*]               AC Power Cord,                              [*]
                                               Cont. Europe
                                               CEE7/7, FRU

[*]                          [*]               AC Power Cord,                              [*]
                                               AUST/INZ, 250V

[*]                          [*]               AC Power Cord,                              [*]
                                               Intl IEC

[*]                          [*]               Remote Switch                               [*]
                                               software

[*]                          [*]               Extended Fabric                             [*]
                                               software

[*]                          [*]               Fabric Manager 3.x                          [*]


All prices are in U.S. dollars.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3. Add the following sentence prior to the first sentence in Section 3.0, "Rescheduling and Cancellation":

   "Except for Products identified in Section 4.0 "Replenishment Logistics Attachment", Products will be subject to the terms herein stated in Section 3.0."

4. Section 4.0, "Replenishment Logistics Attachment" delete in its entirety and replace with the following:

   "4.0 REPLENISHMENT LOGISTICS ATTACHMENT

   4.1 PULL DEFINITIONS
   "Pull Products" means Products specified in the Pull Product Profile in
   Section 4.6 below. "Pull Product Profile" or "Pull Profile" or "MIRS Profile" means the table in Section 4.6 below, describing the Pull Products and process including, but not limited to, Product Type, Part Number, Replenishment Lead-Time and Packaging Specifications.

   "Pull Purchase Order" or "Pro forma Purchase Order" or "PPO" means a blanket PO used for invoicing, receiving and forecasting purposes and does not represent a firm offer by Buyer nor bind Buyer to any quantity or delivery date.

   "Upside Flexibility" means a percentage of Pull Products specified in the Pull Profile in excess of the Planning Schedule Quantity.

   "Buffer Inventory Replenishment Lead-time" means the time from Seller's receipt of Buyer's Planning Schedule for Supplier to replenish the Buffer Inventory.

   "Planning Schedule" means Buyer's forecast of requirements for Pull Products.

   "Pull Notification" or "Shipping Schedule" means Buyer's only authorization
   (WA) for Supplier to deliver a specified quantity of Pull Products.

   "Pull Notification Lead-Time" means the time from Supplier's receipt of a Pull Notification to shipment of the Pull Products to Buyer's location.

   "Pull Program Inventory" means the minimum inventory for which Supplier is responsible to maintain, to satisfy Buyer's quantities as specified in the Planning Schedule.

   "Buffer Inventory" means the additional inventory that Supplier keeps as a safety inventory.

   4.2 PLANNING
   Buyer will issue a PPO to Supplier for all Pull Products. Buyer may issue a Planning Schedule at intervals as specified in the Pull Profile, the most recent Planning Schedule to supersede all previous Planning Schedules. The Planning Schedule provides a forecast of requirements for the Pull Products and establishes Upside Flexibility, if any, with the Supplier.

   4.3 PULL DELIVERY
   Supplier will deliver to Buyer on the delivery date the Pull Products specified in the Pull Notifications issued by Buyer, provided such Pull Notifications do not exceed the Planning Schedule Quantity. To the extent practicable, Supplier will comply with Pull Notifications for quantities of Pull Products in excess of the Planning Schedule Quantity, but at a minimum in accordance with the Upside Flexibility.

   4.4 PULL LIMITATION OF LIABILITY
   Buyer makes no representation or warranty and assumes no liability regarding the quantity of Pull Products that it will purchase.

   4.5 END OF LIFE ORDER
   Pull Products that Supplier has provided a written End of Life notice to Buyer will not be subject to the terms contained in Section 4.0 Replenishment Logistics Attachment, effective when Buyer submits a EOL purchase order (WA) for such products pursuant with Section 2.10 "Notice of Product Withdrawal" of SOW#1.

   4.6 PULL PRODUCT PROFILE


PRODUCT PART NUMBER AND        [*]
DESCRIPTION

PULL PROGRAM INVENTORY         Current week's Planning Schedule quantity.

BUFFER INVENTORY               One (1) week inventory based on rolling weekly
                               planning schedule, that is in addition to the
                               Pull Program Inventory.

PULL PURCHASE ORDER            Quarterly

CANCELLATION                   Unused quantities on PPO and Planning Schedule
                               shall be cancelled. Pull Notification may not be
                               cancelled.

RESCHEDULE                     Via Planning Schedule

BUFFER INVENTORY               [*] days
REPLENISHMENT LEAD TIME

PULL NOTIFICATION LEAD-TIME    [*] days

PULL NOTIFICATION              Email
COMMUNICATION VEHICLE

PULL NOTIFICATION FREQUENCY    Weekly or as required

PLANNING SCHEDULE (FORECAST)   Six month rolling (first 13 weeks in weekly
                               increments, balance monthly)

PLANNING SCHEDULE FREQUENCY    Minimum monthly (with weekly review, planning
                               schedule updated as necessary to maximize the
                               Upside Flexibility).

UPSIDE FLEXIBILITY             [*]
(% BASED ON AFFECTED 4 WEEK
FORECAST PLANNING SCHEDULE)



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5. Add after the second sentence in Section 9.3, "Post Warranty Services," "Pricing" the following:

   "The post Warranty repair (CSP) pricing for FRU's used in the 2109-M12 (SW12000) shall be as follows.

        18P5017     XIB-12000-0101     Port Blade         [*]
        18P5035     XIB-12000-0103     CP Blade           [*]
        18P5128     XIB-12000-0010     Chassis FRU        [*]

6. Delete Section 2.6, "Delivery", in its entirety and replace with the following:

   ExWorks (IncoTerms 2001, location Brocade Contract Manufacturer).

7. Delete the last sentence in Section 9.3 "Post Warranty Services", "Packaging and Delivery" and replace with the following:

   "The TAT for Serviced Products will not be more than [*] days after receipt of said Products, unless specified otherwise. Seller will use commercially reasonable efforts to reduce the TAT days and make adjustment to Buyer accordingly."



Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                    ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES            BROCADE COMMUNICATIONS SYSTEMS, INC.
CORPORATION

By:                                        By:
   ----------------------------------         ----------------------------------
Authorized Signature         Date          Authorized Signature         Date



-------------------------------------      -------------------------------------
Type or Print Name                         Type or Print Name



-------------------------------------      -------------------------------------
Title & Organization                       Title & Organization



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.